Janus Aspen Series

Supplement dated July 25, 2014
to Currently Effective Statements of Additional Information

Bruce L. Koepfgen has assumed responsibility as President and Chief Executive Officer of Janus Aspen Series (the “Trust”). The following replaces in its entirety the corresponding information in the “Trustees and Officers” section of the Statement of Additional Information:

OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, and Janus Services LLC (July 2011-July 2013); and Co-Chief Executive Officer of Allianz Global Investors Management Partners and Chief Executive Officer of Oppenheimer Capital (2003-2009).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Please retain this Supplement with your records.